UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): December 18, 2009

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On December 18, 2009, Highbury Financial Inc. (“Highbury”) entered into an agreement (the “Agreement”) with Peerless Systems Corporation (“Peerless”) and Timothy E. Brog pursuant to which Peerless will end (i) its proxy contest to elect Mr. Brog to Highbury’s board of directors at the 2009 annual meeting of Highbury stockholders and (ii) its support of two non-binding stockholder resolutions.  Peerless filed a definitive proxy statement relating to these matters with the Securities and Exchange Commission (the “SEC”) on November 25, 2009.  Peerless owns 3,070,355 shares of Highbury common stock, representing 20.4% of the outstanding shares of Highbury.

Under the Agreement, Peerless and Mr. Brog will (i) cease all of their proxy solicitation efforts with respect to the 2009 annual meeting of Highbury stockholders, (ii) not vote any proxies obtained by them at the 2009 annual meeting of Highbury stockholders, (iii) vote all of their shares of Highbury common stock in favor of the election of Hoyt Ammidon Jr. and John Weil as directors of Highbury for a term expiring at the 2012 annual meeting of Highbury stockholders, (iv) vote all of their shares in accordance with the recommendations of the Highbury board of directors with respect to the proposed merger (the “Merger”) of Highbury into a wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) on the terms currently proposed, (v) waive their appraisal and dissenters’ rights with respect to the Merger and (vi) not take any action in opposition to the recommendations or proposals of the board of directors of Highbury or to effect a change of control of Highbury.

The Agreement further provides that if the Merger is not completed on or before July 16, 2010, or the merger agreement between Highbury and AMG with respect to the Merger (the “Merger Agreement”) is terminated, then the board of directors of Highbury will take all necessary action to appoint Mr. Brog to serve on the Highbury board of directors for a term expiring at the 2012 annual meeting of stockholders.  Highbury also has agreed to reimburse Peerless for $200,000 of its expenses incurred in the proxy contest with respect to the 2009 annual meeting of stockholders.  The parties also have agreed to customary mutual releases, covenants not to sue and non-disparagement provisions.

The Agreement will terminate upon the earliest of (i) the mutual agreement of the parties, (ii) consummation of the Merger, (iii) August 13, 2010 or (iv) the termination of the Merger Agreement.  The mutual releases and covenants not to sue will survive such termination.

The foregoing description of the Agreement is qualified in its entirety by the Agreement which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 8.01  Other Events

Highbury issued a press release on December 21, 2009, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which it announced the execution of the Agreement.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 10.1	Agreement, dated as of December 18, 2009, among Highbury Financial Inc., Peerless Systems Corporation and Timothy E. Brog.

Exhibit 99.1	Press Release of Highbury Financial Inc., dated December 21, 2009.

Where to Find Additional Information

Highbury and AMG intend to file with the SEC a joint registration statement and proxy statement, which will contain a prospectus relating to the securities AMG intends to issue in the proposed merger and a preliminary proxy statement in connection with the proposed merger, and Highbury intends to mail a definitive proxy statement and other relevant documents to Highbury stockholders. Stockholders of Highbury and other interested persons are advised to read, when available, Highbury’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Highbury’s solicitation of proxies for the special meeting to be held to approve the merger because these proxy statements will contain important information about AMG, Highbury and the proposed merger. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, CO 80202, Attention: Corporate Secretary, Tel: (303) 357-4802.

Highbury and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Highbury’s stockholders in connection with the special meeting to be held to approve the merger. Additional information concerning Highbury’s directors and executives officers, including information regarding Highbury’s directors’ and officers’ beneficial ownership of Highbury common stock and preferred stock, will be included in the preliminary and definitive proxy statements filed with the SEC when the preliminary and definitive proxy statements become available.

 2009 Annual Meeting

Additional information relating to Highbury’s director nominees and its 2009 annual meeting is included in the Definitive Proxy Statement filed with the SEC on November 24, 2009.  The Definitive Proxy Statement and any other documents filed by Highbury with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the Commission by Highbury on the “Investor Information” pages of Highbury’s website at http://www.highburyfinancial.com, or by contacting Richard S. Foote at (212) 688-2341. Investors and security holders should read the proxy statement and the other relevant materials when they become available before making any voting or other decision with respect to the 2009 annual meeting.  Highbury and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from Highbury’s stockholders in connection with the 2009 annual meeting of stockholders. Additional information concerning Highbury’s directors and executives officers is included in the Definitive Proxy Statement filed with the SEC.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger between AMG and Highbury, and other statements relating to future results, strategy and plans of AMG and Highbury (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words), constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For AMG, these risks and uncertainties include, but are not limited to changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance of AMG’s affiliates and their ability to effectively market their investment strategies and other risks detailed from time to time in AMG’s filings with the SEC.  For Highbury, factors include, but are not limited to: the successful combination of Highbury with AMG’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information concerning other factors that may cause actual results and Highbury’s performance to differ materially is included in Highbury’s periodic reports filed with the SEC, including but not limited to Highbury’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q. Copies may be obtained by contacting Highbury or at the SEC’s web site at http://www.sec.gov. Highbury cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Highbury undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer

Date: December 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Agreement, dated as of December 18, 2009, among Highbury Financial Inc., Peerless Systems Corporation and Timothy E. Brog.

Exhibit 99.1	Press Release of Highbury Financial Inc., dated December 21, 2009.